UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-08039

Third Avenue Trust

(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: October 31, 2016

Date of reporting period: July 31, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Trust’s schedule of investments is as follows:

Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

Third Avenue International Value Fund

THIRD QUARTER REPORT

JULY 31, 2016

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Funds (the “Funds”) respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds’ affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies relating to their voting securities to the Funds’ investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, and (iii) on the Funds’ website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust

Third Avenue Value Fund

Portfolio of Investments

at July 31, 2016 (Unaudited)

Principal Amount ($)	Security†	Value (Note 1)

Corporate Bonds & Notes - 1.49%
	Consumer Products - 1.49%
23,499,177	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 3/20/17 (a)(b)(c)(d)	$18,141,365
	Total Corporate Bonds & Notes (Cost $23,499,177)	18,141,365

Shares

Common Stocks & Warrants - 92.35%
	Agricultural Equipment - 2.19%
555,813	AGCO Corp.	26,767,954
	Asset Management - 9.48%
1,771,413	Bank of New York Mellon Corp. (The)	69,793,672
1,329,056	Brookfield Asset Management, Inc., Class A (Canada)	45,945,466
		115,739,138
	Automotive - 2.95%
500,100	General Motors Co.	15,773,154
441,593	Toyota Industries Corp. (Japan)	20,232,737
		36,005,891
	Banks - 11.09%
1,674,049	Comerica, Inc.	75,733,977
1,275,198	KeyCorp	14,919,816
540,500	PNC Financial Services Group, Inc. (The)	44,672,325
		135,326,118
	Consumer Products - 6.90%
360,773	Harman International Industries, Inc.	29,814,281
526,368	Home Products International, Inc. (a)(c)(d)(e)	—
6,398,304	Kingfisher PLC (United Kingdom)	28,477,364
710,930	Masco Corp.	25,934,726
		84,226,371
	Diversified Holding Companies - 9.57%
3,711,500	CK Hutchison Holdings, Ltd. (Hong Kong)	43,437,333
938,961	Investor AB, Class B (Sweden)	32,348,452
311,688	Pargesa Holding S.A. (Switzerland)	21,707,532
3,602,000	Wheelock & Co., Ltd. (Hong Kong)	19,290,459
		116,783,776
	Electronic Components - 2.72%
540,900	Anixter International, Inc. (e)	33,146,352
	Forest Products & Paper - 6.14%
2,290,110	Weyerhaeuser Co., REIT	74,932,399
	Industrial Machinery & Equipment - 2.10%
558,500	Johnson Controls, Inc.	25,646,320
	Insurance & Reinsurance - 6.86%
72,073	Alleghany Corp. (e)	39,171,675
54,227	White Mountains Insurance Group, Ltd. (Bermuda)	44,537,720
		83,709,395
Shares	Security†	Value (Note 1)

	Manufactured Housing - 3.65%
447,581	Cavco Industries, Inc. (d)(e)	$44,480,600
	Materials - 2.46%
2,533,100	Canfor Corp. (Canada)(e)	30,071,650
	Media & Entertainment - 3.12%
729,200	CBS Corp., Class B, Non-Voting Shares	38,078,824
	Medical Devices - 1.32%
310,200	LivaNova PLC (United Kingdom)(e)	16,145,910
	Oil & Gas Production & Services - 7.48%
322,700	Apache Corp.	16,941,750
811,506	Devon Energy Corp.	31,064,450
903,950	Total S.A. (France)	43,214,156
		91,220,356
	Pharmaceuticals - 2.38%
121,300	Amgen, Inc.	20,867,239
42,138	Shire PLC, ADR (Jersey)	8,179,829
		29,047,068
	Retailers - 1.97%
245,465	Ralph Lauren Corp.	24,077,662
	Senior Housing - 2.85%
1,879,900	Brookdale Senior Living, Inc. (e)	34,721,753
	Telecommunications - 2.52%
10,123,456	Vodafone Group PLC (United Kingdom)	30,754,888
	U.S. Real Estate Operating Companies - 2.62%
1,217,794	Tejon Ranch Co. (d)(e)	31,991,448
200,255	Tejon Ranch Co., Warrants, expire 8/31/16 (d)(e)	20
		31,991,468
	Utilities - 1.98%
1,504,807	Covanta Holding Corp.	24,107,008
	Total Common Stocks & Warrants (Cost $1,016,642,126)	1,126,980,901

See accompanying notes to the Portfolios of Investments.

1

Third Avenue Trust

Third Avenue Value Fund

Portfolio of Investments (continued)

at July 31, 2016 (Unaudited)

Investment Amount ($)	Security†	Value (Note 1)

Limited Partnerships – 0.00% (f)
	Insurance & Reinsurance - 0.00% (f)
1,805,000	Insurance Partners II Equity Fund, L.P. (a)(e)	$14,753
	Total Limited Partnerships (Cost $0)	14,753
	Total Investment Portfolio - 93.84% (Cost $1,040,141,303)	1,145,137,019
	Other Assets less Liabilities - 6.16%	75,166,212
	NET ASSETS - 100.00%	$1,220,303,231
	Investor Class:
	Net assets applicable to 303,356 shares outstanding	$15,493,071
	Net asset value, offering and redemption price per share	$51.07
	Institutional Class:
	Net assets applicable to 23,556,032 shares outstanding	$1,204,810,160
	Net asset value, offering and redemption price per share	$51.15

Notes:

(a)	Fair-valued security.
(b)	Payment-in-kind (“PIK”) security. Income may be paid as additional securities.
(c)	Security subject to restrictions on resale.

Shares/ Principal Amount($)	Issuer	Aquisition Date	Cost	Market Value Per Unit
526,368	Home Products International, Inc.	5/30/07	$54,667,471	$ 0.00
$23,499,177	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 3/20/17	3/16/07 - 4/1/16	23,499,177	77.20
At July 31, 2016, these restricted securities had a total market value of $18,141,365 or 1.49% of net assets.
(d)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(e)	Non-income producing security.
(f)	Amount represents less than 0.01% of net assets.
†	U.S. issuer unless otherwise noted.

ADR: American Depositary Receipt.

REIT: Real Estate Investment Trust.

Country Concentration

% of Net Assets
United States	62.34%
Canada	6.23
United Kingdom	6.18
Hong Kong	5.14
Bermuda	3.65
France	3.54
Sweden	2.65
Switzerland	1.78
Japan	1.66
Jersey	0.67
Total	93.84%

See accompanying notes to the Portfolios of Investments.

2

Third Avenue Trust

Third Avenue Small-Cap Value Fund

Portfolio of Investments

at July 31, 2016 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks - 95.60%
	Asset Management - 1.15%
104,132	Legg Mason, Inc.	$3,555,066
	Auto Parts and Services - 6.23%
99,300	Dorman Products, Inc. (a)	6,325,410
153,347	Standard Motor Products, Inc.	6,431,373
92,964	Visteon Corp.	6,515,847
		19,272,630
	Bank & Thrifts - 12.41%
176,482	Commerce Bancshares, Inc.	8,345,834
82,000	Cullen/Frost Bankers, Inc.	5,566,980
101,963	Prosperity Bancshares, Inc.	5,209,290
221,678	Southside Bancshares, Inc.	6,781,130
141,491	UMB Financial Corp.	7,840,016
508,775	Valley National Bancorp	4,614,589
		38,357,839
	Business Services - 2.54%
89,323	SP Plus Corp. (a)	2,146,432
163,797	Viad Corp.	5,703,411
		7,849,843
	Computers-Integrated Systems - 1.94%
213,944	NetScout Systems, Inc. (a)	5,986,153
	Conglomerates - 0.89%
937	Seaboard Corp. (a)	2,745,410
	Consulting and Information Technology Services - 8.39%
167,992	FTI Consulting, Inc. (a)	7,196,777
207,366	Genpact, Ltd. (Bermuda) (a)	5,551,188
190,422	ICF International, Inc. (a)	7,879,662
117,206	Syntel, Inc. (a)	5,310,604
		25,938,231
	Consumer Products and Services - 6.32%
585,464	1-800-Flowers.com, Inc., Class A (a)	5,345,286
77,282	CST Brands, Inc.	3,456,051
116,319	G-III Apparel Group, Ltd. (a)	4,656,250
85,158	VCA, Inc. (a)	6,075,172
		19,532,759
	Diversified Holding Companies - 0.99%
521,707	JZ Capital Partners, Ltd. (Guernsey)	3,069,068
	Electronic Components - 5.40%
115,456	Anixter International, Inc. (a)	7,075,144
110,211	Ingram Micro, Inc., Class A	3,773,624
219,650	Insight Enterprises, Inc. (a)	5,842,690
		16,691,458
	Energy Exploration & Production - 0.62%
58,453	Carrizo Oil & Gas, Inc. (a)	1,917,258
	Energy Services - 1.06%
113,052	SemGroup Corp., Class A	3,273,986
	Forest Products & Paper - 2.27%
547,305	Interfor Corp. (Canada) (a)	6,057,180
Shares	Security†	Value (Note 1)

	Forest Products & Paper (continued)
46,411	PH Glatfelter Co.	$958,851
		7,016,031
	Healthcare - 2.74%
87,900	Patterson Cos., Inc.	4,338,744
23,007	Teleflex, Inc.	4,148,392
		8,487,136
	Home Building - 2.19%
402,750	WCI Communities, Inc. (a)	6,778,283
	Industrial Capital Equipment Manufacturers - 1.87%
104,200	Barnes Group, Inc.	3,952,306
67,366	SPX Flow, Inc. (a)	1,837,745
		5,790,051
	Industrial Equipment - 2.96%
95,906	Alamo Group, Inc.	6,438,170
26,267	CIRCOR International, Inc.	1,495,643
19,371	EnerSys	1,207,782
		9,141,595
	Industrial Services - 15.80%
102,857	ABM Industries, Inc.	3,827,309
171,518	Cubic Corp.	7,004,795
126,707	EMCOR Group, Inc.	7,057,580
248,387	Interface, Inc.	4,436,192
129,046	Multi-Color Corp.	8,333,791
115,900	MYR Group, Inc. (a)	2,859,253
149,244	Tetra Tech, Inc.	4,914,605
39,110	UniFirst Corp.	4,571,177
122,819	World Fuel Services Corp.	5,846,184
		48,850,886
	Insurance & Reinsurance - 0.83%
4,743	Alleghany Corp. (a)	2,577,821
	Metals Manufacturing - 1.32%
49,178	Kaiser Aluminum Corp.	4,074,397
	Pharmaceutical Intermediate - 1.29%
76,385	Cambrex Corp. (a)	4,003,338
	Restaurants - 0.97%
134,027	Fiesta Restaurant Group, Inc. (a)	2,994,163
	Retailers - 1.65%
210,700	DSW, Inc., Class A	5,111,582
	Securities Trading/Processing Services - 2.57%
36,448	Broadridge Financial Solutions, Inc.	2,466,801
44,400	DST Systems, Inc.	5,475,852
		7,942,653
	Software and Services - 2.86%
203,687	Allscripts Healthcare Solutions, Inc. (a)	2,876,060
67,198	CSG Systems International, Inc.	2,705,392
112,355	Progress Software Corp. (a)	3,265,036
		8,846,488
	Specialty Pharmaceuticals - 0.98%
49,933	ANI Pharmaceuticals, Inc. (a)	3,025,940

See accompanying notes to the Portfolios of Investments.

3

Third Avenue Trust

Third Avenue Small-Cap Value Fund

Portfolio of Investments (continued)

at July 31, 2016 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks (continued)
	Transportation - 1.10%
62,554	Kirby Corp. (a)	$3,408,567
	U.S. Real Estate Investment Trusts - 0.51%
37,519	Tanger Factory Outlet Centers, Inc.	1,566,043
	U.S. Real Estate Operating Companies - 5.75%
129,227	Alico, Inc.	3,822,535
331,067	Brookdale Senior Living, Inc. (a)	6,114,807
189,053	Kennedy-Wilson Holdings, Inc.	3,979,566
26,939	Vail Resorts, Inc.	3,854,163
		17,771,071
	Total Common Stocks (Cost $237,161,159)	295,575,746
	Total Investment Portfolio - 95.60% (Cost $237,161,159)	295,575,746
	Other Assets less Liabilities - 4.40%	13,614,753
	NET ASSETS - 100.00%	$309,190,499
	Investor Class:
	Net assets applicable to 265,851 shares outstanding	$5,520,990
	Net asset value, offering and redemption price per share	$20.77
	Institutional Class:
	Net assets applicable to 14,485,964 shares outstanding	$303,669,509
	Net asset value, offering and redemption price per share	$20.96

Notes:

(a)	Non-income producing security.
†	U.S. issuer unless otherwise noted.

Country Concentration

% of Net Assets
United States	90.85%
Canada	1.96
Bermuda	1.80
Guernsey	0.99
Total	95.60%

See accompanying notes to the Portfolios of Investments.

4

Third Avenue Trust

Third Avenue Real Estate Value Fund

Portfolio of Investments

at July 31, 2016 (Unaudited)

Principal			Value
Amount		Security†	(Note 1)

Term Loans - 0.17%
		Non-U.S. Real Estate Operating Companies - 0.17%
		Concrete Investment I, Term Loan (Luxembourg):
27,790	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (a)(b)(c)	$31,069
19,659	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (a)(b)(c)	21,979
		Concrete Investment II, Term Loan (Luxembourg):
35,428	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (a)(b)(c)	39,608
4,915	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (a)(b)(c)	5,495
		IVG Immobilien AG, Term Loan (Germany):
1,193,897	EUR	Tranche A1, 9.500% Cash or Payment-in-kind Interest, due 9/1/17 (a)(b)(c)	1,334,784
1,747,122	EUR	Tranche A2, 9.500% Cash or Payment-in-kind Interest, due 9/1/17 (a)(b)(c)	1,953,292
		Total Term Loans (Cost $4,033,810)	3,386,227

Shares

Common Stocks & Warrants - 89.11%
	Banks - 4.67%
2,452,249	PNC Financial Services Group, Inc., Warrants, expire 12/31/18 (d)	44,140,482
1,807,300	Zions Bancorporation	50,387,524
		94,528,006
	Consulting/Management - 1.23%
659,500	FNF Group	24,843,365
	Forest Products & Paper - 9.86%
3,425,900	Rayonier, Inc., REIT	93,252,998
3,246,110	Weyerhaeuser Co., REIT	106,212,719
		199,465,717
	Lodging & Hotels - 1.38%
4,668,473	Millennium & Copthorne Hotels PLC (United Kingdom)	27,926,810
	Non-U.S. Real Estate Consulting/Management - 0.90%
1,962,716	Savills PLC (United Kingdom)	18,156,941
	Non-U.S. Real Estate Investment Trusts - 11.44%
8,572,237	Hammerson PLC (United Kingdom)	63,248,043
7,244,714	Land Securities Group PLC (United Kingdom)	104,893,027
10,814,271	Segro PLC (United Kingdom)	63,402,886
		231,543,956
		Value
Shares	Security†	(Note 1)

	Non-U.S. Real Estate Operating Companies - 34.91%
2,215,889	Brookfield Asset Management, Inc., Class A (Canada)	$76,603,283
12,703,500	Cheung Kong Property Holdings, Ltd. (Hong Kong)	90,711,216
10,009,150	City Developments, Ltd. (Singapore)	63,532,384
50,305,700	Global Logistic Properties, Ltd. (Singapore)	71,854,565
13,190,434	Henderson Land Development Co., Ltd. (Hong Kong)	78,546,872
7,661,967	Hysan Development Co., Ltd. (Hong Kong)	35,256,267
9,884,380	Inmobiliaria Colonial SA (Spain)	78,173,297
3,982,000	Sun Hung Kai Properties, Ltd. (Hong Kong)	56,970,767
11,879,109	Westfield Corp., REIT (Australia)	96,413,719
10,885,500	Wheelock & Co., Ltd. (Hong Kong)	58,297,139
		706,359,509
	Retail-Building Products - 2.61%
557,430	Lowe’s Cos., Inc.	45,865,341
3,823,855	Tenon, Ltd. (New Zealand) (e)	7,042,039
		52,907,380
	U.S. Homebuilder - 2.17%
939,300	Lennar Corp., Class A	43,959,240
	U.S. Real Estate Investment Trusts - 15.95%
2,479,690	First Industrial Realty Trust, Inc.	73,076,464
4,407,417	Forest City Realty Trust, Inc., Class A	104,235,412
850,662	Macerich Co. (The)	75,913,077
646,894	Vornado Realty Trust	69,476,416
		322,701,369
	U.S. Real Estate Operating Companies - 3.99%
1,047,600	Kennedy-Wilson Holdings, Inc.	22,051,980
941,627	Tejon Ranch Co. (d)	24,736,541
139,089	Tejon Ranch Co., Warrants, expire 8/31/16 (d)	14
4,206,286	Trinity Place Holdings, Inc. (a)(d)(f)	33,982,207
		80,770,742
	Total Common Stocks & Warrants (Cost $1,294,779,222)	1,803,163,035
Preferred Stocks - 1.87%
	Non-U.S. Real Estate Operating Companies - 1.87%
294,770	Concrete Investment II SCA (Luxembourg) (d)	37,733,987
	Total Preferred Stocks (Cost $41,943,570)	37,733,987

Units

Private Equities - 4.63%
	U.S. Real Estate Operating Companies - 4.63%
28,847,217	FivePoint Holdings LLC, Class A Units (d)(e)	93,753,455
	Total Private Equities (Cost $75,516,192)	93,753,455

See accompanying notes to the Portfolios of Investments.

5

Third Avenue Trust

Third Avenue Real Estate Value Fund

Portfolio of Investments (continued)

at July 31, 2016 (Unaudited)

Notional		Value
Amount($)	Security†	(Note 1)

Purchased Option - 0.05%
	Foreign Currency Call Options - 0.05%
380,000,000	U.S. Currency, strike 8.1400 HKD, expire 8/1/17 (d)	$980,856
	Total Purchased Option (Cost $1,282,500)	980,856
	Total Investment Portfolio - 95.83% (Cost $1,417,555,294)	1,939,017,560
	Other Assets less Liabilities - 4.17% (g)	84,407,121
	NET ASSETS - 100.00%	$2,023,424,681
	Investor Class:
	Net assets applicable to 8,920,636 shares outstanding	$272,963,089
	Net asset value, offering and redemption price per share	$30.60
	Institutional Class:
	Net assets applicable to 56,824,687 shares outstanding	$1,750,461,592
	Net asset value, offering and redemption price per share	$30.80

Notes:

(a)	Fair-valued security.
(b)	Payment-in-kind (“PIK”) security. Income may be paid as additional securities or cash at the discretion of the issuer.
(c)	Variable rate security. The rate disclosed is in effect as of July 31, 2016.
(d)	Non-income producing security.
(e)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(f)	Security subject to restrictions on resale.
		Aquisition		Market Value
Shares	Issuer	Date	Cost	Per Unit
4,206,286	Trinity Place Holdings, Inc.	10/2/13 - 11/30/15	$18,498,824	$8.08
At July 31, 2016, the restricted security had a total market value of $33,982,207 or 1.68% of net assets.
(g)	Includes restricted cash pledged to and received from counterparties as collateral management for forward foreign currency contracts and options.
†	U.S. issuer unless otherwise noted.

EUR: Euro.

HKD: Hong Kong Dollar.

REIT: Real Estate Investment Trust.

Country Concentration

% of
Net Assets
United States	44.78%
Hong Kong	15.85
United Kingdom	13.72
Singapore	6.69
Australia	4.76
Spain	3.86
Canada	3.79
Luxembourg	1.87
New Zealand	0.35
Germany	0.16
Total	95.83%

Schedule of Forward Foreign Currency Contracts

			Settlement	Settlement	Value at	Unrealized
Contracts to Sell Counterparty			Date	Value	7/31/16	Depreciation
51,680,000	EUR	Goldman Sachs & Co.	8/30/16	$56,880,166	$57,849,124	$(968,958)
51,680,000	EUR	Morgan Stanley & Co. LLC	8/30/16	56,876,408	57,849,124	(972,716)
						$(1,941,674)

EUR: Euro.

See accompanying notes to the Portfolios of Investments.

6

Third Avenue Trust

Third Avenue International Value Fund

Portfolio of Investments

at July 31, 2016 (Unaudited)

Principal		Value
Amount($)	Security†	(Note 1)

Corporate Bonds & Notes - 3.36%
	Oil & Gas Production & Services - 3.36%
5,800,000	Petroleum Geo-Services ASA, 7.375%, due 12/15/18 (Norway) (a)	$4,437,000
	Total Corporate Bonds & Notes (Cost $5,337,780)	4,437,000

Shares

Common Stocks - 91.02%
	Agricultural Equipment - 2.83%
524,200	CNH Industrial N.V. (Netherlands)	3,737,546
	Automotive - 2.67%
51,790	Daimler AG (Germany)	3,521,569
	Building & Construction Products/Services - 6.01%
4,308,212	Tenon, Ltd. (New Zealand) (b)	7,934,035
	Capital Goods - 2.21%
57,796	Nexans S.A. (France) (c)	2,916,454
	Corporate Services - 3.51%
680,911	Prosegur Cia de Seguridad S.A. (Spain)	4,628,474
	Diversified Holding Companies - 11.68%
298,184	CK Hutchison Holdings, Ltd. (Hong Kong)	3,489,780
826,600	Cosan Ltd., Class A (Bermuda)	5,521,688
203,333	Leucadia National Corp.	3,712,861
38,677	Pargesa Holding S.A. (Switzerland)	2,693,662
		15,417,991
	Engineering & Construction - 4.30%
599,421	Amec Foster Wheeler PLC (United Kingdom)	3,537,345
23,208	Cie d’Entreprises CFE (Belgium)	2,138,006
		5,675,351
	Financials - 1.86%
440,371	BinckBank N.V. (Netherlands)	2,458,732
	Food & Beverage - 1.90%
623,275	C&C Group PLC (Ireland)	2,511,357
	Forest Products & Paper - 12.10%
414,500	Interfor Corp. (Canada) (c)	4,587,389
48,673,150	Rubicon, Ltd. (New Zealand) (b)(c)	8,436,408
90,143	Weyerhaeuser Co., REIT	2,949,479
		15,973,276
	Insurance - 1.94%
3,119	White Mountains Insurance Group, Ltd. (Bermuda)	2,561,697
	Media - 3.89%
261,504	Vivendi S.A. (France)	5,141,202
	Metals & Mining - 11.32%
659,635	Antofagasta PLC (United Kingdom)	4,369,340
10,528,312	Capstone Mining Corp. (Canada) (c)	6,934,744
868,500	Lundin Mining Corp. (Canada) (c)	3,631,915
		14,935,999
		Value
Shares	Security†	(Note 1)

	Oil & Gas Production & Services - 3.35%
1,428,760	Petroleum Geo-Services ASA (Norway) (c)	$2,841,551
13,899,800	Vard Holdings, Ltd. (Singapore) (c)	1,575,871
		4,417,422
	Real Estate - 12.47%
1,094,650	Atrium European Real Estate, Ltd. (Jersey)	4,818,198
495,184	Cheung Kong Property Holdings, Ltd. (Hong Kong)	3,535,934
3,184,000	Global Logistic Properties, Ltd. (Singapore)	4,547,893
325,600	Henderson Land Development Co., Ltd. (Hong Kong)	1,938,895
269,578	Millennium & Copthorne Hotels PLC (United Kingdom)	1,612,616
		16,453,536
	Retail & Restaurants - 5.42%
1,304,500	Arcos Dorados Holdings, Inc., Class A (British Virgin Islands) (c)	7,148,660
	Transportation Infrastructure - 3.56%
1,082,789	Santos Brasil Participacoes S.A. (Brazil)	4,695,291
	Total Common Stocks (Cost $160,991,957)	120,128,592
	Total Investment Portfolio - 94.38% (Cost $166,329,737)	124,565,592
	Other Assets less Liabilities - 5.62%	7,420,750
	NET ASSETS - 100.00%	$131,986,342
	Investor Class:
	Net assets applicable to 294,271 shares outstanding	$4,453,982
	Net asset value, offering and redemption price per share	$15.14
	Institutional Class:
	Net assets applicable to 8,430,466 shares outstanding	$127,532,360
	Net asset value, offering and redemption price per share	$15.13

Notes:

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c)	Non-income producing security.
†	U.S. issuer unless otherwise noted.

REIT: Real Estate Investment Trust.

See accompanying notes to the Portfolios of Investments.

7

Third Avenue Trust

Third Avenue International Value Fund

Portfolio of Investments (continued)

at July 31, 2016 (Unaudited)

Country Concentration

% of
Net Assets
New Zealand	12.40%
Canada	11.48
United Kingdom	7.21
Hong Kong	6.79
Bermuda	6.13
France	6.10
Norway	5.52
British Virgin Islands	5.42
United States	5.05
Netherlands	4.69
Singapore	4.64
Jersey	3.65
Brazil	3.56
Spain	3.51
Germany	2.67
Switzerland	2.04
Ireland	1.90
Belgium	1.62
Total	94.38%

See accompanying notes to the Portfolios of Investments.

8

Third Avenue Trust

Notes to Portfolios of Investments

July 31, 2016 (Unaudited)

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Trust (the “Trust”) is an open-end, management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of five non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, and Third Avenue International Value Fund (each a “Fund” and, collectively, the “Funds”). The Trust also contains the Third Avenue Focused Credit Fund, a separate non-diversified investment series of the Trust. Third Avenue Management LLC (the “Adviser”) provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives by adhering to a strict value discipline when selecting securities and other instruments. Each Fund has a distinct investment approach.

Accounting policies:

The policies described below are followed consistently by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

Security valuation:

Generally, the Funds’ investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Funds have retained a third party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign equity securities with principal markets that are no longer open when a Fund calculates its net asset value (“NAV”), and certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their NAVs. Debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Investments in derivative instruments are valued independently by service providers or by broker quotes based on pricing models. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value (and oversight of any third parties to whom any responsibility for fair value is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Securities for which market quotations are not readily available are valued at “fair value,”  as determined in good faith by the Committee as authorized by the Board, under procedures established by the Board. At July 31, 2016, such securities had a total fair value of $18,156,118 or 1.49% of net assets of Third Avenue Value Fund, and $37,368,434 or 1.85% of net assets of Third Avenue Real Estate Value Fund. There were no fair valued securities for Third Avenue Small-Cap Value Fund and Third Avenue International Value Fund at July 31, 2016. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities.

Fair value measurements:

In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

9

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2016 (Unaudited)

•   Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date;

•   Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•   Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks, Preferred Stocks, and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations—U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

10

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2016 (Unaudited)

Options (Written and Purchased)—Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, foreign exchange rate, time until expiration, and volatility of the underlying foreign currency security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a Summary by Level of Inputs used to value the Funds’ investments as of July 31, 2016:

	Third Avenue Value Fund		Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund
Level 1: Quoted Prices†
Investments in Securities:
Common Stocks & Warrants:
Consumer Products	$84,226,371		$—	$—	$—
Diversified Holding Companies	116,783,776		—	—	15,417,991
Retail-Building Products	—		—	45,865,341	—
U.S. Real Estate Operating Companies	31,991,448		17,771,071	46,788,521	—
Other**	893,979,286		274,735,607	1,669,484,913	96,776,566
Total for Level 1 Securities	1,126,980,881		292,506,678	1,762,138,775	112,194,557
Level 2: Other Significant Observable Inputs†
Investments in Securities:
Common Stocks & Warrants:
Building & Construction Products/Services	—		—	—	7,934,035
Diversified Holding Companies	—		3,069,068	—	—
Retail-Building Products	—		—	7,042,039	—
U.S. Real Estate Operating Companies	20		—	14	—
Corporate Bonds & Notes	—		—	—	4,437,000
Private Equities:
U.S. Real Estate Operating Companies	—		—	93,753,455	—
Purchased Options:
Foreign Currency Call Options	—		—	980,856	—
Total for Level 2 Securities	20		3,069,068	101,776,364	12,371,035
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks:
Consumer Products	—	*	—	—	—
U.S. Real Estate Operating Companies	—		—	33,982,207	—
Limited Partnerships:
Insurance & Reinsurance	14,753		—	—	—
Preferred Stocks:
Non-U.S. Real Estate Operating Companies	—		—	37,733,987	—
Corporate Bonds & Notes	18,141,365		—	—	—
Term Loans	—		—	3,386,227	—
Total for Level 3 Securities	18,156,118		—	75,102,421	—
Total Value of Investments	$1,145,137,019		$295,575,746	$1,939,017,560	$124,565,592
Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs
Forward Foreign Currency Contracts - Liabilities	$—		$—	$(1,941,674)	$—
Total Value or Appreciation/(Depreciation) of Other Financial Instruments	$—		$—	$(1,941,674)	$—

†	The value of securities that were transferred from Level 2 to Level 1 for Third Avenue International Value Fund was $12,691,710. The transfer was due to the availability of quoted prices in active market at period end. The value of securities that were transferred from Level 1 to Level 2 for Third Avenue Value Fund and Third Avenue Real Estate Value Fund was $23,159 and $16,086, respectively. The transfer was due to lack of quoted prices in active market at period end.
*	Investments fair valued at zero.
**	Please refer to the Portfolios of Investments for industry specifics of the portfolio holdings.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1, are recorded utilizing values as of the beginning of the period.

11

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2016 (Unaudited)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Third Avenue Value Fund

	Common Stocks		Corporate Bonds & Notes	Limited Partnerships	Total
Balance as of 10/31/15 (fair value)
Consumer Products	$—	*	$15,069,133	$—	$15,069,133
Financial Insurance	389,302		—	—	389,302
Insurance & Reinsurance	—		—	34,315	34,315
Payment-in-kind
Consumer Products	—		684,442	—	684,442
Sales
Financial Insurance	(595,147)		—	—	(595,147)
Net change in unrealized gain/(loss)
Consumer Products	—		2,387,790	—	2,387,790
Financial Insurance	37,323,211		—	—	37,323,211
Insurance & Reinsurance	—		—	(19,562)	(19,562)
Net realized gain/(loss)
Financial Insurance	(37,117,366)		—	—	(37,117,366)
Balance as of 7/31/16 (fair value)
Consumer Products	—	*	18,141,365	—	18,141,365
Financial Insurance	—		—	—	—
Insurance & Reinsurance	—		—	14,753	14,753
Total	$—		$18,141,365	$14,753	$18,156,118
Net change in unrealized gain/(loss) related to securities still held as of July 31, 2016:	$—		$2,387,790	$(19,562)	$2,368,228

*	Investments fair valued at zero.

Third Avenue Real Estate Value Fund

	Common Stocks	Preferred Stocks	Private Equities	Term Loans	Total
Balance as of 10/31/15 (fair value)
Non-U.S. Real Estate Operating Companies	$—	$38,086,911	$—	$3,213,452	$41,300,363
U.S. Real Estate Operating Companies	19,909,988	—	109,980,014	—	129,890,002
Transfer in/(out) of Level 3^
U.S. Real Estate Operating Companies	—	—	(109,980,014)	—	(109,980,014)
Purchases
U.S. Real Estate Operating Companies	5,021,048	—	—	—	5,021,048
Payment-in-kind
Non-U.S. Real Estate Operating Companies	—	—	—	143,264	143,264
Sales
Non-U.S. Real Estate Operating Companies	—	—	—	(25,591)	(25,591)
Net change in unrealized gain/(loss)
Non-U.S. Real Estate Operating Companies	—	(352,924)	—	61,510	(291,414)
U.S. Real Estate Operating Companies	9,051,171	—	—	—	9,051,171
Net realized gain/(loss)
Non-U.S. Real Estate Operating Companies	—	—	—	(6,408)	(6,408)
Balance as of 7/31/16 (fair value)
Non-U.S. Real Estate Operating Companies	—	37,733,987	—	3,386,227	41,120,214
U.S. Real Estate Operating Companies	33,982,207	—	—	—	33,982,207
Total	$33,982,207	$37,733,987	$—	$3,386,227	$75,102,421
Net change in unrealized gain/(loss) related to securities still held as of July 31, 2016:	$9,051,171	$(352,924)	$—	$61,510	$8,759,757

^	Transfers in/(out) of level 3 are recorded utilizing values as of the beginning of the period. The transfers are due to increase/decrease in trading activities at period end.
12

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2016 (Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

(amounts in thousands)

Third Avenue Value Fund	Fair Value at 7/31/16	Valuation Technique(s)	Unobservable Inputs(s)	Range (Weighted Average)
Corporate Bonds	$ 18,141	Book Value	Restructuring value	$77.20
Other (b)	15
	$ 18,156
Third Avenue Real Estate Value Fund	Fair Value at 7/31/16	Valuation Technique(s)	Unobservable Inputs(s)	Range (Weighted Average)
Preferred Stocks	$ 37,734	Broker Quote	#	$128.01
Common Stocks	33,982	Option Pricing Model (a)	Share volatility	0.63%(N/A)
Term Loans	3,386	Book Value	Restructuring value	$111.80
	$ 75,102

#	Valuation techniques and significant unobservable inputs used by third-party pricing vendors or brokers, which are described in Note 1, were not provided to the Adviser. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account premiums and discounts, as applicable, when pricing the investments.
(b)	Includes securities less than 0.50% of net assets within each respective Fund.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability may decrease (increase) the fair value measurement.

Security transactions and investment income:

Security transactions are accounted for on a trade date basis.

Foreign currency translation and foreign investments:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions: At the prevailing rates of exchange on the date of such transactions.

Payment-in-kind securities:

The Funds may invest in PIKs. PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable.

Term loans:

The Funds typically invest in loans which are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are generally considered to be restricted, as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2016.

Forward foreign currency contracts:

The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The Funds also may buy forward foreign currency contracts to gain exposure to currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

13

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2016 (Unaudited)

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the period ended July 31, 2016, Third Avenue Real Estate Value Fund used forward foreign currency contracts for hedging against foreign currency risks.

Option contracts:

The Funds may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currency to manage and hedge exchange rate risks within their portfolios and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments or foreign currency transactions.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options or foreign currency. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Funds. In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security or currency at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

During the period ended July 31, 2016,Third Avenue Real Estate Value Fund used purchased options on foreign currency for hedging purposes and/or to protect against losses in foreign currencies.

During the period ended July 31, 2016,Third Avenue Value Fund used written call options on equities to enhance the yield of the Fund. Third Avenue Real Estate Value Fund used written call options on foreign currency for hedging purposes. As of July 31, 2016, the Third Avenue Value Fund no longer held any written options on equities and the Third Avenue Real Estate Value Fund no longer held any written options on foreign currency.

14

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2016 (Unaudited)

2. INVESTMENTS

Unrealized appreciation/(depreciation):

The following information is based upon the book basis of investment securities as of July 31, 2016:

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund
Gross unrealized appreciation	$233,621,259	$70,279,459	$558,730,352	$19,004,802
Gross unrealized depreciation	(128,625,543)	(11,864,872)	(37,268,086)	(60,768,947)
Net unrealized appreciation/(depreciation)	$104,995,716	$58,414,587	$521,462,266	$(41,764,145)
Book cost	$1,040,141,303	$237,161,159	$1,417,555,294	$166,329,737

3. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

On January 15, 2016, purported shareholder William Engel filed a complaint in the Supreme Court of the State of New York, County of New York, captioned Engel v. Third Avenue Management LLC et al., Case No. 16-cv-1118, asserting derivative claims on behalf of the Third Avenue Focused Credit Fund. The defendants removed the case to the United States District Court for the Southern District of New York. On August 12, 2016, the defendants filed motions to dismiss.

On April 1, 2016, purported shareholder Livio Broccolino filed a complaint in the United States District Court for the Southern District of New York, captioned Broccolino v. Third Avenue Management Company LLC et al., Case No. 16-cv-2436. On April 21, 2016, the court stayed proceedings pending resolution of the Engel action.

On April 8, 2016, purported shareholder Avi Wagner filed a complaint in the Delaware Court of Chancery asserting derivative claims on behalf of the Third Avenue Focused Credit Fund and class claims on behalf of shareholders captioned Wagner v. Third Avenue Management LLC et al., Case No. CA12184. The defendants filed motions to dismiss on June 10, 2016.

On August 24, 2016, purported shareholder Daniel Krasner filed a complaint in the Delaware Court of Chancery asserting derivative claims on behalf of the Third Avenue Focused Credit Fund and class claims on behalf of shareholders styled Krasner v. Third Avenue Management, LLC et al., Case No. CA 12681. On September 15, 2016, the court consolidated this case with the Wagner action. The plaintiffs intend to file a consolidated complaint.

On January 27, 2016, a class action complaint was filed in the United States District Court for the Central District of California, styled Tran v. Third Avenue Management LLC et al., Case No. 16-cv-00602. Thereafter three additional complaints were filed in the United States District Court for the Central District of California. On April 12, 2016, the court granted motions to transfer these cases to the Southern District of New York. On May 13, 2016, the Court appointed IBEW Local No. 58 Sound and Communication Division Retirement Plan as lead plaintiff. The matter was recaptioned as In re Third Avenue Management LLC Securities Litigation, Case No. 16-cv-2758. A consolidated amended complaint was filed on July 12, 2016. Defendants’ motions to dismiss are due September 30, 2016.

The Adviser does not believe these actions will have a material negative impact on the financial statements of the Funds.

For additional information regarding the accounting policies of the Fund, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

15

BOARD OF TRUSTEES

William E. Chapman, II	Patrick Reinkemeyer
Lucinda Franks	Charles C. Walden
Edward J. Kaier	Martin J. Whitman
Eric Rakowski

Martin Shubik — Advisory Trustee

OFFICERS

Martin J. Whitman — Chairman of the Board
Vincent J. Dugan — Chief Financial Officer, Treasurer
Michael A. Buono — Controller
W. James Hall — President, General Counsel, Secretary
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
383 Madison Avenue, 4th Floor
New York, NY 10179

Third Avenue Management LLC is a New York-based global asset manager that has adhered to a proven value investment philosophy since its founding in 1986. Third Avenue’s disciplined approach seeks to maximize long-term, risk-adjusted returns by focusing on corporate financial stability, and price conscious, opportunistic security selection throughout the capital structure.

If you would like further information about Third Avenue Funds, please contact your Relationship Manager at:

www.thirdave.com	622 Third Avenue	212.906.1160
/third-ave-management	New York, NY 10017	clientservice@thirdave.com

Third Avenue Focused Credit Fund

THIRD QUARTER REPORT
JULY 31, 2016

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Focused Credit Fund (the “Fund”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Fund’s affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Fund has delegated the voting of proxies relating to its voting securities to the Fund’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, and (iii) on the Fund’s website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments

at July 31, 2016 (Unaudited)

Principal Amount‡		Security†	Value (Note 1)

Corporate Bonds & Notes - 39.12%
		Chemicals - 0.00%
17,478,774		Reichhold Industries, Inc., due 5/8/17 (a)(b)(c)	$—
		Consumer Products - 13.35%
		Ideal Standard International S.A. (Luxembourg):
32,473,670	EUR	Series B, 11.750% Cash or 15.750% Payment-in-kind Interest, due 5/1/18 (a)(b)(d)(e)	36,305,741
39,331,288	EUR	Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18 (b)(d)(e)(f)	43,972,596
			80,278,337
		Energy - 0.80%
		Global Geophysical Services, Inc., Escrow:
45,925,000		due 5/1/17 (b)(c)(d)	—
15,599,000		due 5/1/17 (b)(c)(d)	—
20,150,000		IronGate Energy Services LLC, 11.000%, due 7/1/18 (a)	4,785,625
3,000,000		Lone Pine Resources, Inc., Escrow, due 2/15/17 (b)(c)	—
			4,785,625
		Home Construction - 3.65%
22,250,000		New Enterprise Stone & Lime Co., Inc., 11.000%, due 9/1/18	21,971,875
		Manufacturing - 7.51%
51,651,730		Liberty Tire Recycling LLC, 2nd Lien, 11.000% Payment-in-kind Interest, due 3/31/21 (a)(b)(d)(e)	45,143,612
		Media/Cable - 4.61%
64,820,150		iHeartCommunications, Inc., 12.000% Cash plus 2.000% Payment-in-kind Interest, due 2/1/21 (e)	27,710,614
		Metals & Mining - 0.50%
		New World Resources N.V. (Netherlands):
41,058,552	EUR	8.000% Cash or 11.000% Payment-in-kind Interest, due 4/7/20 (a)(e)	2,295,184
14,475,933	EUR	4.000% Cash or 8.000% Payment-in-kind Interest, due 10/7/20 (a)(e)	182,072
37,000,000		Noranda Aluminum Acquisition Corp., due 6/1/19 (c)	508,750
			2,986,006
		Services - 6.25%
		Corporate Risk Holdings LLC:
37,561,158		11.500% Cash or 13.500% Payment-in-kind Interest, due 1/2/20 (a)(b)(d)(e)	37,561,158
120,047,350		Escrow, due 7/1/20 (b)(c)(d)	—
36,181,786		Escrow, due 7/1/20 (b)(c)(d)	—
			37,561,158
Principal Amount‡		Security†	Value (Note 1)

		Transportation Services - 2.45%
20,000,000		CEVA Group PLC, 9.000%, due 9/1/21 (United Kingdom) (a)	$14,700,000
		Total Corporate Bonds & Notes (Cost $405,155,724)	235,137,227
Term Loans - 9.01%
		Chemicals - 1.55%
		Reichhold Holdings International B.V. (Netherlands):
4,623,703		Term Loan, 12.000% Cash or 14.000% Payment-in-kind Interest, due 3/31/17 (b)(e)	4,623,703
2,810,519		Term Loan, 15.000% Cash or Payment-in-kind Interest, due 3/31/17 (b)(e)	2,810,519
1,900,212		Reichhold LLC II, Term Loan, 12.000% Cash or 14.000% Payment-in-kind Interest, due 3/31/17 (b)(e)	1,900,212
			9,334,434
		Energy - 1.82%
17,966,050		Hercules Offshore, Inc., 1st Lien, 10.500%, due 5/6/20 (g)	10,959,291
		Financials - 0.01%
		Concrete Investment I, Term Loan (Luxembourg):
17,767	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (b)(e)(g)	19,864
12,569	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (b)(e)(g)	14,052
		Concrete Investment II, Term Loan (Luxembourg):
22,651	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (b)(e)(g)	25,323
3,142	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (b)(e)(g)	3,513
			62,752
		Gaming & Entertainment - 1.85%
15,250,004		Majestic Star Casino LLC, Term Loan, 1st Lien, 12.500% Cash or 14.500% Payment-in-kind Interest, due 6/1/20 (b)(e)	11,132,503
		Manufacturing - 3.54%
22,027,500		Liberty Tire Recycling Holdco, LLC, Term Loan B, 9.000%, due 7/7/20 (d)(g)	21,256,538
		Services - 0.16%
16,320,935		Education Management II LLC, Term Loan B, 8.500% Cash or Payment-in-kind Interest, due 7/2/20 (e)(g)	979,256

See accompanying notes to the Portfolio of Investments.

1

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments (continued)

at July 31, 2016 (Unaudited)

Principal Amount‡	Security†	Value (Note 1)

Term Loans (continued)
	Utilities - 0.08%
500,000	Longview Power, LLC, Revolver, 6.500%, due 4/13/20 (b)(d)(g)	$450,000
	Total Term Loans (Cost $69,023,613)	54,174,774

Shares

Convertible Preferred Stocks - 1.19%
	Services - 0.06%
118,341	Education Management Corp., Class A-1 (h)	325,438
	Transportation Services - 1.13%
4,435	CEVA Holdings LLC, Series A-1 (Marshall Islands)(f)(h)	2,566,883
10,196	CEVA Holdings LLC, Series A-2 (Marshall Islands)(f)(h)	4,231,203
		6,798,086
	Total Convertible Preferred Stocks (Cost $26,000,752)	7,123,524
Preferred Stocks - 4.87%
	Energy - 0.12%
1,122,431	Lone Pine Resources, Inc. (Canada)(b)(h)	752,029
	Financials - 4.75%
100,000	Federal Home Loan Mortgage Corp., 5.300% (h)	583,000
60,000	Federal Home Loan Mortgage Corp., Series G (g)(h)	337,500
88,283	Federal Home Loan Mortgage Corp., Series H, 5.100% (h)	547,796
63,188	Federal Home Loan Mortgage Corp., Series K, 5.790% (h)	403,771
52,500	Federal Home Loan Mortgage Corp., Series L (g)(h)	297,937
207,640	Federal Home Loan Mortgage Corp., Series M (g)(h)	1,222,999
336,223	Federal Home Loan Mortgage Corp., Series P, 6.000% (h)	2,187,131
224,580	Federal Home Loan Mortgage Corp., Series R, 5.700% (h)	1,381,167
165,000	Federal Home Loan Mortgage Corp., Series S (g)(h)	965,250
637,722	Federal Home Loan Mortgage Corp., Series V, 5.570% (h)	1,989,693
392,089	Federal Home Loan Mortgage Corp., Series W, 5.660% (h)	1,254,685
100,000	Federal Home Loan Mortgage Corp., Series Y, 6.550% (h)	340,010
96,750	Federal National Mortgage Association, Series H, 5.810% (h)	688,860
478,000	Federal National Mortgage Association, Series M, 4.750% (h)	3,216,940
1,293,000	Federal National Mortgage Association, Series O (g)(h)	9,387,180
Shares	Security†	Value (Note 1)

	Financials (continued)
100,000	Federal National Mortgage Association, Series P (g)(h)	$364,000
749,800	Federal National Mortgage Association, Series T, 8.250% (h)	3,366,602
		28,534,521
	Total Preferred Stocks (Cost $38,661,824)	29,286,550
Private Equities - 1.81%
	Chemicals - 0.86%
10,555	Reichhold Cayman L.P. & G.P. (Cayman Islands)(b)(h)	5,158,228
	Consumer Products - 0.94%
1,451,633,736,282	Ideal Standard International Equity S.A. Alpecs (Luxembourg)(b)(d)(f)(h)	5,680,271
	Energy - 0.01%
19,700	Third Avenue Focused Credit Fund Investment II LLC (b)(h)(i)	66,192
	Total Private Equities (Cost $15,505,846)	10,904,691
Common Stocks & Warrants - 20.24%
	Energy - 2.15%
124,461	Geokinetics Holdings USA, Inc. (b)(d)(f)(h)	8,201,980
3,786,568	Global Geophysical Services, Inc. (b)(d)(h)	—
262,913	Global Geophysical Services, Inc., Warrants (b)(d)(h)	—
812,533	Hercules Offshore, Inc. (h)	991,290
374,199	Lone Pine Resources Canada, Ltd. (Canada) (b)(h)	197,754
374,199	Lone Pine Resources, Inc. (b)(h)	—
1,122,431	Lone Pine Resources, Inc., Multiple Voting Shares (b)(h)	—
50,000	Platinum Energy Holdings, Inc. (b)(d)(f)(h)	57,000
10,874	Platinum Energy Holdings, Inc., Warrants, expire 10/4/18 (b)(d)(f)(h)	—
53	Thunderbird Resources Equity, Inc. (b)(h)	3,498,357
		12,946,381
	Financials - 0.14%
468,188	Federal Home Loan Mortgage Corp., (h)	824,011
	Manufacturing - 0.00%
3,430,293	LTR Holdings, Inc. (b)(d)(h)	—
45,000	LTR Holdings, Inc., Warrants, expire 12/12/19 (b)(d)(h)	—
		—
	Media/Cable - 1.52%
2,127,789	Radio One, Inc., Class D (d)(h)	6,808,925
639,603	Spanish Broadcasting System, Inc., Class A (d)(h)	2,308,967
		9,117,892
	Services - 13.06%
1,751,734	Affinion Group, Inc. (d)(h)	12,262,138
462,266	Affinion Group, Inc., Warrants (b)(d)(h)	3,231,239

See accompanying notes to the Portfolio of Investments.

2

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments (continued)

at July 31, 2016 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks & Warrants (continued)
	Services (continued)
522	Affinion Group, Inc., Warrants, Series C (b)(d)(h)	$—
549	Affinion Group, Inc., Warrants, Series D (b)(d)(h)	—
31,594	Corporate Risk Holdings Corp. (b)(d)(h)	—
6,248,652	Corporate Risk Holdings I, Inc. (d)(h)	62,486,520
106,353,817	Education Management Corp. (a)(h)	542,405
		78,522,302
	Transportation Services - 0.32%
4,710	CEVA Holdings LLC (Marshall Islands) (f)(h)	1,907,513
	Utilities - 3.05%
4,550,000	Longview Intermediate Holdings C, LLC (d)(h)	18,342,187
	Total Common Stocks & Warrants (Cost $302,760,262)	121,660,286

Principal Amount($)

Short-Term Investments - 19.96%
	U.S. Government Obligations - 19.96%
120,000,000	U.S. Treasury Bills, 0.150% - 0.260%, due 8/11/16-8/25/16 (j)	119,989,067
	Total Short-Term Investments (Cost $119,989,067)	119,989,067
	Total Investment Portfolio - 96.20% (Cost $977,097,088)	578,276,119
	Other Assets less Liabilities - 3.80% (k)(l)	22,839,344
	NET ASSETS - 100.00%	$601,115,463
	Investor Class:
	Net assets applicable to 38,411,259 shares outstanding	$196,422,992
	Net asset value, offering and redemption price per share	$5.11
	Institutional Class:
	Net assets applicable to 79,317,948 shares outstanding	$404,692,471
	Net asset value, offering and redemption price per share	$5.10

Notes:

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Fair-valued security.
(c)	Issue in default.
(d)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(e)	Payment-in-kind (“PIK”) security. Income may be paid as additional securities or cash at the discretion of the issuer.
(f)	Security subject to restrictions on resale.

Shares/ Principal Amount[1]		Issuer	Aquisition Date	Cost	Market Value Per Unit
4,710		CEVA Holdings LLC	5/29/13	$5,355,643	$404.99
4,435		CEVA Holdings LLC, Series A-1, Convertible Preferred	5/29/13	4,435,224	578.78
10,196		CEVA Holdings LLC, Series A-2, Convertible Preferred	5/29/13	13,298,434	414.99
124,461		Geokinetics Holdings USA, Inc.	5/22/13 - 5/14/14	13,060,780	65.90
1,451,633,736,282		Ideal Standard International Equity S.A. Alpecs	10/31/14	9,915,530	0.00[2]
39,331,288	EUR	Ideal Standard International S.A., Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18	10/31/14 - 5/2/16	47,267,270	111.80
50,000		Platinum Energy Holdings, Inc.	10/4/13	695,746	1.14
10,874		Platinum Energy Holdings, Inc., Warrants, expire 10/4/18	10/4/13	9,743	0.00
EUR: Euro.
1)	Denominated in U.S. Dollars unless otherwise noted.
2)	Amount less than $0.01.
At July 31, 2016, these restricted securities had a total market value of $66,617,446 or 11.08% of net assets.
(g)	Variable rate security. The rate disclosed is in effect as of July 31, 2016.
(h)	Non-income producing security.
(i)	Blocker created to hold Thunderbird Resources L.P.
(j)	Annualized yield at date of purchase.
(k)	A portion is segregated for future fund commitments.
(l)	Includes restricted cash pledged to counterparty as collateral management for forward foreign currency contracts.
†	U.S. issuer unless otherwise noted.
‡	Denominated in U.S. Dollars unless otherwise noted.

EUR: Euro.

Country Concentration

% of Net Assets
United States*	75.32%
Luxembourg	14.31
United Kingdom	2.45
Netherlands	1.65
Marshall Islands	1.45
Cayman Islands	0.86
Canada	0.16
Total	96.20%

* Includes cash equivalents.

Schedule of Forward Foreign Currency Contracts

			Settlement	Settlement	Value at	Unrealized
Contracts to Sell		Counterparty	Date	Value	7/31/16	Depreciation
79,150,000	EUR	JPMorgan Chase Bank, N.A.	8/30/16	$87,103,396	$88,598,262	$(1,494,866)

EUR: Euro.

See accompanying notes to the Portfolio of Investments.

3

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments

July 31, 2016 (Unaudited)

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Focused Credit Fund (the “Fund”) is a separate non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”)) investment series of Third Avenue Trust (the “Trust”). The Trust, a Delaware business trust, is registered under the 1940 Act as an open-end management investment company. Third Avenue Management LLC (the “Adviser”) provides investment advisory services to the Fund.

On December 9, 2015, the Trust’s Board of Trustees (the “Board”) adopted a plan of liquidation (the “Plan of Liquidation”) for the Fund. Pursuant to the Plan of Liquidation, a cash distribution of $69 million (the “First Liquidating Distribution”) was paid to shareholders and the remaining assets of the Fund were contributed to a liquidating trust, FCF Liquidation Trust (the “Liquidating Trust”). Sales of Fund shares were terminated. Interests in the Liquidating Trust would then be distributed in-kind to Fund shareholders. Subsequent to the Board’s adoption of the Plan of Liquidation, the Plan of Liquidation was modified (the “Modified Plan of Liquidation”). Pursuant to the Modified Plan of Liquidation, the First Liquidating Distribution was paid to Fund shareholders; however, the remaining assets which had been contributed to the Liquidating Trust were returned to the Fund which was to serve as the vehicle to liquidate the Fund’s remaining assets. Pursuant to an exemptive order issued by the SEC on December 16, 2015, all redemptions in the Fund are suspended and subscriptions to the Fund are not accepted, retroactive to December 10, 2015. Effective December 10, 2015, the Adviser has waived its investment advisory and administration fees from the Fund. The First Liquidating Distribution of $0.58613 per share was paid in cash on December 16, 2015, to shareholders of record of Fund Institutional and Investor classes as of December 9, 2015. A second cash distribution of $0.54362 per share was paid on June 15, 2016, to shareholders of record of Fund Institutional and Investor classes as of June 14, 2016. The application for the exemptive order filed by the Fund and approved by the SEC can be found on the Fund’s website at focusedcreditfund.com. The Fund is currently in liquidation.

Accounting policies:

The policies described below are followed consistently by the Fund and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

Security valuation:

Generally, the Fund’s investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Board, debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Forward foreign currency contracts valued independently by service providers or by broker quotes based on pricing models are valued at the forward rate and are marked-to-market daily. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Securities for which market quotations are not readily available are valued at “fair value,” as determined in good faith by the Committee as authorized by the Board, under procedures established by the Board. At July 31, 2016, such securities had a total fair value of $210,805,846 or 35.07% of the Fund’s net assets. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. The recent high yield and distressed credit market instability has made it more difficult to obtain market quotations on certain securities owned by the Fund.

4

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2016 (Unaudited)

Fair value measurements:

In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•      Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•      Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•      Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks, Preferred Stocks, and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations—U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

5

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2016 (Unaudited)

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a Summary by Level of Inputs used to value the Fund’s investments as of July 31, 2016:

Level 1: Quoted Prices†
Investments in Securities:
Common Stocks:
Energy	$991,290
Other**	9,941,903
Preferred Stocks:
Financials	10,168,919
Total for Level 1 Securities	21,102,112
Level 2: Other Significant Observable Inputs†
Investments in Securities:
Common Stocks:
Services	12,262,138
Transportation Services	1,907,513
Utilities	18,342,187
Convertible Preferred Stocks:
Transportation Services	6,798,086
Preferred Stocks:
Financials	18,365,602
Corporate Bonds & Notes	69,676,864
Term Loans	979,256
Short-Term Investments:
U.S. Government Obligations	119,989,067
Total for Level 2 Securities	248,320,713
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks & Warrants:
Energy	11,955,091	*
Manufacturing	—	*
Services	66,260,164	*
Convertible Preferred Stocks:
Services	325,438
Preferred Stocks:
Energy	752,029
Corporate Bonds & Notes	165,460,363	*
Term Loans	53,195,518
Private Equities:
Chemicals	5,158,228
Consumer Products	5,680,271
Energy	66,192
Total for Level 3 Securities	308,853,294
Total Value of Investments	$578,276,119
Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs Forward Foreign Currency Contracts - Liabilities	$(1,494,866)
Total Value or Appreciation/(Depreciation) of Other Financial Instruments	$(1,494,866)

†	The value of securities that were transferred from Level 2 to Level 1 was $6,739,111. The transfer was due to the availability of quoted prices in active market at period end. The value of securities that were transferred from Level 1 to Level 2 was $12,021,886. The transfer was due to lack of quoted prices in active market at period end.
*	Includes investments fair valued at zero.
**	Please refer to the Portfolios of Investments for industry specifics of the portfolio holdings.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1, are recorded utilizing values as of the beginning of the period.

6

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2016 (Unaudited)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes	Term Loans	Common Stocks & Warrants	Preferred and Convertible Preferred Stocks		Private Equities	Total
Balance as of 10/31/15 (fair value)
Automotive	$—	$—	$—	$—		$4,250,000	$4,250,000
Chemicals	— *	8,989,922	—	—		14,643,720	23,633,642
Consumer Products	67,173,143	—	—	—		6,864,045	74,037,188
Energy	— *	7,799,732	16,493,010 *	2,143,843	(a)	487,769	26,924,354
Financials	—	2,067,635	—	—		—	2,067,635
Gaming & Entertainment	—	16,725,951	—	—		—	16,725,951
Manufacturing	48,958,986	20,696,255	21,782,361 *	—		—	91,437,602
Media/Cable	— *	—	—	—		—	—
Services	33,658,828 *	—	1,063,538 *	355,023	(b)	—	35,077,389
Technology	3,233,570	—	—	—		—	3,233,570
Transfer in/(out) of Level 3^
Metals & Mining	17,783,791	—	—	—		—	17,783,791
Services	—	—	89,043,291	—		—	89,043,291
Purchases
Energy	—	36,758,697	—	—		—	36,758,697
Services	—	—	10,881,908	—		—	10,881,908
Utilities	—	500,000	—	—		—	500,000
Sales
Automotive	—	—	—	—		(3,500,000)	(3,500,000)
Chemicals	—	—	—	—		(8,417,500)	(8,417,500)
Energy	—	(22,962,500)	(1)	—		—	(22,962,501)
Financials	—	(1,941,475)	—	—		—	(1,941,475)
Gaming & Entertainment	—	(2,172,862)	—	—		—	(2,172,862)
Manufacturing	—	(166,875)	—	—		—	(166,875)
Media/Cable	(30,905)	—	—	—		—	(30,905)
Services	—	—	(480,923)	—		—	(480,923)
Technology	(3,092,980)	—	—	—		—	(3,092,980)
Bond discount/(premium)
Chemicals	(422,271)	168,693	—	—		—	(253,578)
Consumer Products	1,400,051	—	—	—		—	1,400,051
Energy	—	315,312	—	—		—	315,312
Gaming & Entertainment	—	90,207	—	—		—	90,207
Manufacturing	41,304	134,282	—	—		—	175,586
Metals & Mining	1,272,731	—	—	—		—	1,272,731
Payment-in-kind
Chemicals	—	344,512	—	—		—	344,512
Consumer Products	12,060,786	—	—	—		—	12,060,786
Energy	—	1,716,810	—	—		—	1,716,810
Financials	—	17,411	—	—		—	17,411
Manufacturing	2,692,744	—	—	—		—	2,692,744
Metals & Mining	5,792,913	—	—	—		—	5,792,913
Services	3,902,330	—	—	—		—	3,902,330
Return of capital
Energy	—	—	(530,000)	—		—	(530,000)
Net change in unrealized gain/(loss)
Automotive	—	—	—	—		4,550,000	4,550,000
Chemicals	422,271	(168,693)	—	—		(3,140,047)	(2,886,469)
Consumer Products	(355,643)	—	—	—		(1,183,774)	(1,539,417)
Energy	—	7,683,826	(4,007,919)	(1,391,814	)(a)	(421,577)	1,862,516
Financials	—	442,848	—	—		—	442,848
Gaming & Entertainment	—	(3,611,439)	—	—		—	(3,611,439)
Manufacturing	(6,549,422)	585,473	(21,782,361)	—		—	(27,746,310)
Metals & Mining	(22,372,179)	—	—	—		—	(22,372,179)
Services	—	—	(33,614,048)	(29,585	)(b)	—	(33,643,633)
7

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2016 (Unaudited)

	Corporate Bonds & Notes		Term Loans	Common Stocks & Warrants		Preferred and Convertible Preferred Stocks		Private Equities	Total
Technology	$(3,233,570)		$—	$—		$—		$—	$(3,233,570)
Utilities	—		(50,000)	—		—		—	(50,000)
Net realized gain/(loss)
Automotive	—		—	—		—		(5,300,000)	(5,300,000)
Chemicals	—		—	—		—		2,072,055	2,072,055
Energy	—		(20,352,586)	1		—		—	(20,352,585)
Financials	—		(523,667)	—		—		—	(523,667)
Gaming & Entertainment	—		100,646	—		—		—	100,646
Manufacturing	—		7,403	—		—		—	7,403
Media/Cable	30,905		—	—		—		—	30,905
Services	—		—	(633,602)		—		—	(633,602)
Technology	3,092,980		—	—		—		—	3,092,980
Balance as of 7/31/16 (fair value)
Automotive	—		—	—		—		—	—
Chemicals	—	*	9,334,434	—		—		5,158,228	14,492,662
Consumer Products	80,278,337		—	—		—		5,680,271	85,958,608
Energy	—	*	10,959,291	11,955,091	*	752,029	(a)	66,192	23,732,603
Financials	—		62,752	—		—		—	62,752
Gaming & Entertainment	—		11,132,503	—		—		—	11,132,503
Manufacturing	45,143,612		21,256,538	—	*	—		—	66,400,150
Media/Cable	—		—	—		—		—	—
Metals & Mining	2,477,256		—	—		—		—	2,477,256
Services	37,561,158		—	66,260,164	*	325,438	(b)	—	104,146,760
Technology	—		—	—		—		—	—
Utilities	—		450,000	—		—		—	450,000
Total	$165,460,363		$53,195,518	$78,215,255		$1,077,467		$10,904,691	$308,853,294
Net change in unrealized gain/(loss) related to securities still held as of July 31, 2016:	$(28,854,973)		$(2,971,369)	$(60,393,853)		$(1,421,399)		$(4,745,398)	$(98,386,992)

^	Transfers in/(out) of level 3 are recorded utilizing values as of the beginning of the period. The transfers are due to increase/decrease in trading activities at period end.
*	Includes investments fair valued at zero.
(a)	Preferred Stocks
(b)	Convertible Preferred Stocks
8

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2016 (Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

(amounts in thousands)

	Fair Value at 7/31/16	Valuation Technique(s)	Unobservable Inputs(s)	Range (Weighted Average)
Corporate Bonds	$162,983	Book Value	Restructuring value	$87.40-$111.80
Common Stocks	63,029	Broker Quote	Restructuring value	$0.01-$10.00
Term Loans	32,216	Broker Quote	#	$61.00-$96.50
Term Loans	20,980	Book Value	Restructuring value	$73.00-$111.81
Common Stocks	11,955	Book Value	Restructuring value	$0.53-$66,006.74
Private Equities	10,905	Book Value	Restructuring value	$0.00*-$488.70
Warrants	3,231	Broker Quote	#	$6.99
Corporate Bonds	2,477	Broker Quote	#	$1.26-$5.59
Other (a)	1,077
	$308,853

#	Valuation techniques and significant unobservable inputs used by third-party pricing vendors or brokers, which are described in Note 1, were not provided to the Adviser. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.
(a)	Includes securities less than 0.50% of net assets of the Fund.
*	Amount less than $0.01.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability may decrease (increase) the fair value measurement.

Security transactions and investment income:

Security transactions are accounted for on a trade date basis.

Foreign currency translation and foreign investments:

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions: At the prevailing rates of exchange on the date of such transactions.

Payment-in-kind securities:

The Fund may invest in PIKs. PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable.

Term loans:

The Fund typically invests in loans which are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are generally considered to be restricted, as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2016.

Forward foreign currency contracts:

The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures.The Fund also may buy forward foreign currency contracts to gain exposure to currencies.The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

9

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2016 (Unaudited)

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the period ended July 31, 2016, the Fund used forward foreign currency contracts for hedging against foreign currency risks.

2. INVESTMENTS

Unrealized appreciation/(depreciation):

The following information is based upon the book basis of investment securities as of July 31, 2016:

Gross unrealized appreciation	$8,359,080
Gross unrealized depreciation	(407,180,049)
Net unrealized depreciation	$(398,820,969)
Book cost	$977,097,088

3. COMMITMENTS AND CONTINGENCIES

At July 31, 2016, the Fund had the following commitments and contingencies.

Issuer	Type	Amount of Commitment	Funded Commitment	Value of Segregated Cash
Longview Power, LLC	Revolver	$1,250,000	$500,000	$750,000

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is a plaintiff in two separate litigations each pertaining to counterparties not performing their contractual obligations. The Fund is seeking damages from both counterparties.

The Fund is a defendant in an action initiated by the issuer of bonds currently held by the Fund pertaining to the validity of a notice of default sent to the issuer. The Fund expects the risk of any loss from this action to be remote.

On January 15, 2016, purported shareholder William Engel filed a complaint in the Supreme Court of the State of New York, County of New York, captioned Engel v. Third Avenue Management LLC et al., Case No. 16-cv-1118, asserting derivative claims on behalf of the Fund. The defendants removed the case to the United States District Court for the Southern District of New York. On August 12, 2016, the defendants filed motions to dismiss.

On April 1, 2016, purported shareholder Livio Broccolino filed a complaint in the United States District Court for the Southern District of New York, captioned Broccolino v. Third Avenue Management Company LLC et al., Case No. 16-cv-2436. On April 21, 2016, the court stayed proceedings pending resolution of the Engel action.

On April 8, 2016, purported shareholder Avi Wagner filed a complaint in the Delaware Court of Chancery asserting derivative claims on behalf of the Fund and class claims on behalf of shareholders captioned Wagner v. Third Avenue Management LLC et al., Case No. CA12184. The defendants filed motions to dismiss on June 10, 2016.

On August 24, 2016, purported shareholder Daniel Krasner filed a complaint in the Delaware Court of Chancery asserting derivative claims on behalf of the Fund and class claims on behalf of shareholders styled Krasner v. Third Avenue Management, LLC et al., Case No. CA 12681. On September 15, 2016, the court consolidated this case with the Wagner action. The plaintiffs intend to file a consolidated complaint.

On January 27, 2016, a class action complaint was filed in the United States District Court for the Central District of California, styled Tran v. Third Avenue Management LLC et al., Case No. 16-cv-00602. Thereafter three additional complaints were filed in the United States District Court for the Central District of California. On April 12, 2016, the court granted motions to transfer these cases to the Southern District of New York. On May 13, 2016, the Court appointed IBEW Local No. 58 Sound and Communication Division Retirement Plan as lead plaintiff. The matter was recaptioned as In re Third Avenue Management LLC Securities Litigation, Case No. 16-cv-2758. A consolidated amended complaint was filed on July 12, 2016.

10

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2016 (Unaudited)

Defendants’ motions to dismiss are due September 30, 2016.

The Adviser does not believe these actions will have a material negative impact on the financial statements of the Fund.

4. SUBSEQUENT EVENTS

On August 26, 2016, the Fund combined share classes so that all shares of the Investor share class were converted into shares of the Institutional share class.

For additional information regarding the accounting policies of the Fund, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

11

BOARD OF TRUSTEES

William E. Chapman, II	Patrick Reinkemeyer
Lucinda Franks	Charles C. Walden
Edward J. Kaier	Martin J. Whitman
Eric Rakowski

Martin Shubik — Advisory Trustee

OFFICERS

Martin J. Whitman — Chairman of the Board

Vincent J. Dugan — Chief Financial Officer, Treasurer

Michael A. Buono — Controller

W. James Hall — President, General Counsel, Secretary

Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

P.O. Box 9802

Providence, RI 02940-8002

610-239-4600

800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC

622 Third Avenue

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.

383 Madison Avenue, 4th Floor

New York, NY 10179

The information in this booklet is intended for shareholders of the Third Avenue Focused Credit Fund (“the Fund” or “Focused Credit Fund”) which has been operating pursuant to a plan of liquidation since December 16, 2015. For more information, please visit our website or contact your Relationship Manager at:

http://focusedcreditfund.com	622 Third Avenue	212.906.1160
	New York, NY 10017	creditupdates@thirdave.com

Item 2. Controls and Procedures.

(a)	The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures (required by Rule 30a-3(b) under the Act) are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-Q is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-Q is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s most recently ended fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications of the Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Third Avenue Trust

By:	/s/ W. James Hall

Name:	W. James Hall

Title:	Principal Executive Officer

Date:	September 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. James Hall

Name:	W. James Hall

Title:	Principal Executive Officer

Date:	September 23, 2016

By:	/s/ Vincent J. Dugan

Name:	Vincent J. Dugan

Title:	Principal Financial Officer

Date:	September 23, 2016